Exhibit 99.1

GROUPON ACCELERATES ITS FASHION PRESENCE WITH ACQUISITION OF IDEELI

CHICAGO -- Groupon (NASDAQ:GRPN) (http://www.groupon.com) today announced the acquisition of ideeli (http://www.ideeli.com/), a leading online flash fashion retailer, further extending its presence in fashion and apparel. The deal closes January 13 for $43 million in cash.

Ideeli provides its millions of members with access to leading brands in women's and men’s apparel and accessories and home decor at significant savings. Founded in 2007 and based in New York, ideeli is one of the largest independent fashion flash sites.

"We are thrilled to add ideeli and their team to our company," said Groupon CEO Eric Lefkofsky. "Ideeli extends our fashion presence and brings great relationships with many of the top brands in apparel. Our customers have a demonstrated appetite for these offers, and by broadening our reach in this space Groupon is even better positioned as the place you start when you want to do or buy just about anything, anytime, anywhere."

Ideeli also brings a growing mobile presence and expertise in the flash sale shopping space with considerable room for growth.

"Groupon’s brand, reach and vision as an ecommerce destination make it a tremendous place to continue to grow our company," said ideeli CEO Stefan Pepe. "We look forward to bringing the great deals we offer to Groupon customers."

Ideeli will maintain its headquarters in New York and will continue to operate as a separate website.

To celebrate the acquisition, ideeli is offering 20 percent off any purchase through January 14.

For more information on this acquisition, visit Groupon's Investor Relations site at investor.groupon.com.

Note on Forward-Looking Statements
This document contains forward-looking statements within the meaning of the ''safe harbor'' provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the Company's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained herein include statements regarding the acquisition of Ideeli and other agreements with Ideeli and its employees, including the merger agreement. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that Groupon may not realize the anticipated benefits of the Ideeli acquisition, the risk that the Company may not retain the customer, merchant and vendor relationships of Ideeli, the inability to retain key employees of Ideeli, and the inability to successfully integrate the acquired technologies or operations. Groupon urges you to refer to the factors included under the headings ''Risk Factors'' and ''Management's Discussion and Analysis of Financial Condition and Results of Operations'' in the company's Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the company's Investor Relations web site at http://investor.groupon.com or the SEC's web site at www.sec.gov.

Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance. You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect Groupon's expectations as of January 13, 2014. Groupon undertakes no obligation to update

Exhibit 99.1

publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

About Groupon
Groupon (NASDAQ: GRPN) is a global leader of local commerce and the place you start when you want to buy just about anything, anytime, anywhere. By leveraging the company’s global relationships and scale, Groupon offers consumers a vast marketplace of unbeatable deals all over the world. Shoppers discover the best a city has to offer on the web or on mobile with Groupon Local, enjoy vacations with Groupon Getaways, and find a curated selection of electronics, fashion, home furnishings and more with Groupon Goods. Groupon is redefining how traditional small businesses attract, retain and interact with customers by providing merchants with a suite of products and services, including customizable deal campaigns, credit card payment processing capabilities, and point-of-sale solutions that help businesses grow and operate more effectively. To search for great deals or subscribe to Groupon emails, visit www.Groupon.com. To download Groupon's five-star mobile apps, visit www.groupon.com/mobile. To learn more about the company’s merchant solutions and how to work with Groupon, visit www.GrouponWorks.com.